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                                                                   EXHIBIT 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 1, 1996 included in American Telecasting, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in or made a part of this registration statement filed on Form S-3.






                                         /s/ ARTHUR ANDERSEN LLP
                                             --------------------------------
                                             ARTHUR ANDERSEN LLP


Washington, D.C.
July 31, 1996